EXHIBIT F

NAME, ASSET SIZE AND COMPENSATION RECEIVED
BY NB MANAGEMENT FOR ADVISORY OR SUB-ADVISORY
SERVICES PROVIDED TO OTHER SIMILAR FUNDS

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Rate of Compensation
based on each Fund’s
average daily net assets
* Six Months Ended June 30, 2008 (Unaudited).

Fund	Similar	Asset size*	First	Next	Next	Next	Next	Next	In
	Fund		$250	$250	$250	$250	$500	$2.5	excess
			million	million	million	million	million	billion	of $4
									billion
Growth Portfolio	Neuberger	$139,684,695	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.40%
	Berman Mid
	Cap Growth
	Fund
Mid-Cap Growth	Neuberger	$692,341,206	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.40%
Portfolio	Berman Mid
	Cap Growth
	Fund

Fund	Similar	Asset size*	First	Next	Next	Next	Next	In
	Fund		$500	$500	$500	$500	$500	excess
			million	million	million	million	million	of $2.5
								billion
Small-Cap Growth Portfolio	Neuberger	$28,522,958	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%
	Berman
	Small Cap
	Growth Fund

Fund	Similar	Asset size*	First	Next	Next	Next	Next	Next	In
	Fund		$250	$250	$250	$250	$500	$2.5	excess
			million	million	million	million	million	billion	of $4
									billion
Guardian Portfolio	Neuberger	$158,576,644	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.40%
	Berman
	Guardian
	Fund

Fund	Similar	Asset size*	First	Next	Next	Next	Next	Next	In
	Fund		$250	$250	$250	$250	$500	$2.5	excess
			million	million	million	million	million	billion	of $4
									billion
Partners Portfolio	Neuberger	$487,612,581	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.40%
	Berman
	Partners Fund
Regency Portfolio	Neuberger	$290,736,101	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.40%
	Berman
	Regency
	Fund

Fund	Similar	Asset size*	First	Next	Next	Next	Next	Next	In
	Fund		$250	$250	$250	$250	$500	$2.5	excess
			million	million	million	million	million	billion	of $4
									billion
High Income Bond	Neuberger	$8,337,305	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Portfolio	Berman High
	Income Bond
	Fund

Fund	Similar	Asset size*	First	Next	Next	Next	Next	Next	In
	Fund		$250	$250	$250	$250	$500	$2.5	excess
			million	million	million	million	million	billion	of $4
									billion
Socially Responsive	Neuberger	$591,064,907	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.40%
Portfolio	Berman
	Socially
	Responsive
	Fund

Fund	Similar Fund	Asset size*	First	Next	Next	Next	Next	Next	In
			$250	$250	$250	$250	$500	$1	excess
			million	million	million	million	million	billion	of $2.5
									billion
International	Neuberger	$706,935,232	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.70%
Portfolio	Berman
	International
	Fund and
	Neuberger
	Berman
	International
	Institutional
	Fund

Fund	Similar Fund	Asset size*	First	Next	Next	Next	In
			$500	$500	$500	$500	excess
			million	million	million	million	of $2
							billion
Short Duration Bond Portfolio	Neuberger	$575,991,377	0.25%	0.225%	0.20%	0.175%	0.15%
	Berman Short
	Duration Bond
	Fund

OTHER FUNDS
Rate of Compensation
based on each Fund’s
average daily net assets

Fund	Similar Fund	Asset size	Rate of
Compensation
AST Neuberger	Neuberger	[____]	[____]
Berman Small Cap	Berman Small
Growth Portfolio	Cap Growth
Fund
AZL Neuberger	Neuberger	[____]	[____]
Berman Regency	Berman
Fund	Regency Fund
ING Neuberger	Neuberger	[____]	[____]
Berman Partners	Berman
Portfolio	Partners Fund

Neuberger Berman	Neuberger	[____]	[____]
NVIT Socially	Berman
Responsible Fund	Socially
Responsive
Fund
Transamerica	Neuberger	[____]	[____]
Neuberger Berman	Berman
International	International
Fund and
Neuberger
Berman
International
Institutional
Fund
Phoenix Mid-Cap	Neuberger	[____]	[____]
Growth Series	Berman Mid
Cap Growth
Fund
The Prudential	Neuberger	[____]	[____]
Series Fund SP Mid	Berman Mid
Cap Growth	Cap Growth
Portfolio	Fund
Laudus Small Cap	Neuberger	[____]	[____]
MarketMasters	Berman Small
Fund	Cap Growth
Fund
Dunham	Neuberger	[____]	[____]
International Stock	Berman
Fund	International
Fund and
Neuberger
Berman
International
Institutional
Fund

Fund	Similar Fund	Asset size	First $1	In excess of
			billion	$1 billion
AST Neuberger	Neuberger	$730,165,453*	.90%	.85%
Berman/LSV Mid-	Berman
Cap Value Portfolio	Regency Fund

*As of April 30, 2008 (Unaudited).

Fund	Similar Fund	Asset size	First $1	In excess of
			billion	$1 billion
Metropolitan Series	Neuberger	$998,126,020*	.65%^	.60%^
Fund Inc.	Berman
Neuberger Berman	Regency Fund
Partners Mid-Cap
Value Portfolio

*As of June 30, 2008 (Unaudited). ^Paid to MetLife Advisers. NB Management is paid by MetLife Advisers for sub-advisory services.

Fund	Similar Fund	Asset size	First	Next	Next	Next	Next	Thereafter
			$250	$250	$250	$250	$500
			million	million	million	million	million
Penn Series Mid-Cap	Neuberger	$108,542,000*	.55%	.525%	.50%	.475%	.45%	.425%
Value Fund	Berman
	Regency
	Fund

*As of June 30, 2008 (Unaudited).

Fund	Similar Fund	Asset size	First	Next	Next	Next	Next	Next	In
			$250	$250	$250	$250	$500	$2.5	excess
			million	million	million	million	million	billion	of $4
billion
Principal Variable	Neuberger	[ ___ ]	[ ___ ]	[ ___ ]	[ ___ ]	[ ___ ]	[ ___ ]	[ ___ ]	[ ___ ]
Contracts Fund Inc.	Berman
MidCap Value	Regency Fund
Account
Principal Investors	Neuberger	[ ___ ]	[ ___ ]	[ ___ ]	[ ___ ]	[ ___ ]	[ ___ ]	[ ___ ]	[ ___ ]
Fund Inc. Partners	Berman
MidCap Value Fund	Regency Fund

Fund	Similar Fund	Asset size	First	In excess of
			$1	$1 billion
billion
AST Neuberger	Neuberger	$627,723,683*	.90%	.85%
Berman Mid-Cap	Berman Mid
Growth Portfolio	Cap Growth
Fund

* As of [____], 2008 (Unaudited).

Closed-End Funds

Fund	Similar Fund	Asset size	Rate of
			Compensation
Neuberger Berman Real	Neuberger	$[_____]**	.60%
Estate Securities Income	Berman Real
Fund Inc.	Estate Fund
Lehman Brother First Trust	Neuberger	$[_____]	.60%
Income Opportunity Fund	Berman High
	Income Bond
	Fund

** Asset size as of [___], date after the merger of Neuberger Berman Realty Income Fund Inc. into Neuberger Berman Real Estate Securities Income Fund Inc.